Exhibit 99.1

Item 6.	Selected Financial Data

The operating and balance sheet data included in the following selected financial data have been derived from the consolidated financial statements of Cablevision and CSC Holdings.  The selected financial data presented below should be read in conjunction with the audited consolidated financial statements of Cablevision and CSC Holdings and the notes thereto included in Item 8 of this Report.

Operating Data:

	Cablevision Systems Corporation
	Years Ended December 31,
	2010(1)	2009	2008	2007	2006
	(Dollars in thousands)

Revenues, net	$6,177,575	$5,900,074	$5,480,799	$4,863,199	$4,389,162
Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,663,748	2,532,844	2,391,392	2,109,275	1,878,538
Selling, general and administrative	1,440,731	1,389,525	1,253,863	1,139,715	1,080,626
Restructuring expense (credits)	(58)	5,583	3,049	1,692	(3,627)
Depreciation and amortization (including impairments)	887,092	916,408	1,333,101	974,146	969,819
Operating income	1,186,062	1,055,714	499,394	638,371	463,806
Other income (expense):
Interest expense, net	(710,751)	(669,814)	(687,725)	(798,457)	(764,679)
Equity in net income of affiliates	-	-	-	4,467	6,698
Gain on sale of programming and affiliate interests, net	2,051	-	-	183,286	-
Gain (loss) on investments, net	109,813	(977)	(33,176)	(211,535)	262,885
Gain (loss) on equity derivative contracts, net	(72,044)	631	51,772	190,529	(198,644)
Loss on interest rate swap contracts, net	(85,013)	(75,631)	(202,840)	(76,568)	(39,360)
Loss on extinguishment of debt and write-off of deferred financing costs	(110,049)	(73,457)	-	-	(21,124)
Miscellaneous, net	1,447	543	885	(504)	847

Income (loss) from continuing operations before income taxes	321,516	237,009	(371,690)	(70,411)	(289,571)
Income tax benefit (expense)	(113,767)	(113,177)	113,918	(5,686)	147,202
Income (loss) from continuing operations	207,749	123,832	(257,772)	(76,097)	(142,369)
Income from discontinued operations, net of income taxes	153,848	161,467	21,600	294,372	25,169
Income (loss) before cumulative effect of a change in accounting principle	361,597	285,299	(236,172)	218,275	(117,200)
Cumulative effect of a change in accounting principle, net of income taxes	-	-	-	(443)	(443)
Net income (loss)	361,597	285,299	(236,172)	217,832	(117,643)
Net loss (income) attributable to noncontrolling interests	(649)	273	8,108	321	(8,894)
Net income (loss) attributable to Cablevision Systems Corporation shareholders	$360,948	$285,572	$(228,064)	$218,153	$(126,537)
_____________
(1)	Amounts include the operating results of Bresnan Cable from the date of acquisition on December 14, 2010.

(1)

	Cablevision Systems Corporation
	Years Ended December 31,
	2010(1)	2009	2008	2007	2006
	(Dollars in thousands, except per subscriber, per unit and per share data)
INCOME (LOSS) PER SHARE:

Basic net income (loss) per share attributable to Cablevision Systems Corporation shareholders:

Income (loss) from continuing operations	$0.71	$0.43	$(0.86)	$(0.26)	$(0.53)

Income (loss) from discontinued operations	$0.52	$0.55	$0.07	$1.02	$0.09

Cumulative effect of a change in accounting principle	$-	$-	$-	$-	$-

Net income (loss)	$1.23	$0.98	$(0.79)	$0.76	$(0.45)

Basic weighted average common shares (in thousands)	293,165	291,759	290,286	288,271	283,627

Diluted net income (loss) per share attributable to Cablevision Systems Corporation shareholders:

Income (loss) from continuing operations	$0.69	$0.42	$(0.86)	$(0.26)	$(0.53)

Income (loss) from discontinued operations	$0.51	$0.54	$0.07	$1.02	$0.09

Cumulative effect of a change in accounting principle	$-	$-	$-	$-	$-

Net income (loss)	$1.20	$0.96	$(0.79)	$0.76	$(0.45)

Diluted weighted average common shares (in thousands)	301,880	298,444	290,286	288,271	283,627

Cash dividends declared and paid per common share	$0.475	$0.40	$0.20	$-	$10.00

Amounts attributable to Cablevision Systems Corporation shareholders:

Income (loss) from continuing operations, net of income taxes	$207,100	$124,105	$(249,664)	$(75,776)	$(151,263)
Income from discontinued operations, net of income taxes	153,848	161,467	21,600	294,372	25,169
Cumulative effect of a change in accounting principle, net of income taxes	-	-	-	(443)	(443)
Net income (loss)	$360,948	$285,572	$(228,064)	$218,153	$(126,537)
 ______________
(1)	Amounts include the operating results of Bresnan Cable from the date of acquisition on December 14, 2010.

(2)

	CSC Holdings, LLC
	Years Ended December 31,
	2010(1)	2009	2008	2007	2006
	(Dollars in thousands)

Revenues, net	$6,177,575	$5,900,074	$5,480,799	$4,863,199	$4,389,162
Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,663,748	2,532,844	2,391,392	2,109,275	1,878,538
Selling, general and administrative	1,440,731	1,389,525	1,253,863	1,139,715	1,080,626
Restructuring expense (credits)	(58)	5,583	3,049	1,692	(3,627)
Depreciation and amortization (including impairments)	887,092	916,408	1,333,101	974,146	969,819
Operating income	1,186,062	1,055,714	499,394	638,371	463,806
Other income (expense):
Interest expense, net	(470,338)	(493,672)	(536,287)	(667,464)	(635,853)
Equity in net income of affiliates	-	-	-	4,467	6,698
Gain on sale of programming and affiliate interests, net	2,051	-	-	183,286	-
Gain (loss) on investments, net	109,813	(977)	(33,176)	(211,535)	262,885
Gain (loss) on equity derivative contracts, net	(72,044)	631	51,772	190,529	(198,644)
Loss on interest rate swap contracts, net	(85,013)	(75,631)	(202,840)	(76,568)	(39,360)
Loss on extinguishment of debt and write-off of deferred financing costs	-	(72,870)	-	-	(21,124)
Miscellaneous, net	1,433	543	881	(504)	847
Income (loss) from continuing operations before income taxes	671,964	413,738	(220,256)	60,582	(160,745)
Income tax benefit (expense)	(250,886)	(184,255)	54,273	(61,134)	94,371
Income (loss) from continuing operations	421,078	229,483	(165,983)	(552)	(66,374)
Income from discontinued operations, net of income taxes	153,848	161,467	21,600	294,372	25,169
Income (loss) before cumulative effect of a change in accounting principle	574,926	390,950	(144,383)	293,820	(41,205)
Cumulative effect of a change in accounting principle, net of income taxes	-	-	-	(443)	(443)
Net income (loss)	574,926	390,950	(144,383)	293,377	(41,648)
Net loss (income) attributable to noncontrolling interests	(649)	273	8,108	321	(8,894)
Net income (loss) attributable to CSC Holdings, LLC's sole member	$574,277	$391,223	$(136,275)	$293,698	$(50,542)

Amounts attributable to CSC Holdings, LLC's sole member:

Income (loss) from continuing operations, net of income taxes	$420,429	$229,756	$(157,875)	$(231)	$(75,268)
Income from discontinued operations, net of income taxes	153,848	161,467	21,600	294,372	25,169
Cumulative effect of a change in accounting principle, net of income taxes	-	-	-	(443)	(443)
Net income (loss)	$574,277	$391,223	$(136,275)	$293,698	$(50,542)
______________
(1)	Amounts include the operating results of Bresnan Cable from the date of acquisition on December 14, 2010.

(3)

Balance Sheet Data:

	Cablevision Systems Corporation
	December 31,
	2010	2009	2008	2007	2006
	(Dollars in thousands)

Total assets	$8,867,092	$9,676,772	$9,971,684	$9,852,407	$10,991,582
Credit facility debt	5,756,510	4,718,750	4,953,750	4,388,750	4,482,500
Collateralized indebtedness	352,606	375,832	448,738	444,189	533,391
Senior notes and debentures	5,568,193	5,022,600	5,197,278	5,196,403	5,695,480
Notes payable	-	-	6,230	1,017	18,843
Capital lease obligations	31,237	31,930	33,286	33,201	37,504
Total debt	11,708,546	10,149,112	10,639,282	10,063,560	10,767,718
Redeemable noncontrolling interests	14,698	12,175	12,012	18,712	18,712
Stockholders' deficiency	(6,296,918)	(5,155,955)	(5,367,991)	(5,117,570)	(5,357,730)
Noncontrolling interest	1,485	521	333	571	49,059
Total deficiency	(6,295,433)	(5,155,434)	(5,367,658)	(5,116,999)	(5,308,671)

	CSC Holdings, LLC
	December 31,
	2010	2009	2008	2007	2006
	(Dollars in thousands)

Total assets	$9,172,292	$9,872,523	$10,225,595	$10,042,028	$10,997,756
Credit facility debt	5,756,510	4,718,750	4,953,750	4,388,750	4,482,500
Collateralized indebtedness	352,606	375,832	448,738	444,189	533,391
Senior notes and debentures	3,402,505	3,134,909	3,697,278	3,696,403	4,195,480
Notes payable	-	-	6,230	1,017	18,843
Capital lease obligations	31,237	31,930	33,286	33,201	37,504
Total debt	9,542,858	8,261,421	9,139,282	8,563,560	9,267,718
Redeemable noncontrolling interests	14,698	12,175	12,012	18,712	18,712
Stockholder's deficiency	-	-	(3,603,782)	(3,451,037)	(3,821,804)
Member's deficiency	(4,150,245)	(3,090,152)	-	-	-
Noncontrolling interest	1,485	521	333	571	49,059
Total member deficiency	(4,148,760)	(3,089,631)	(3,603,449)	(3,450,466)	(3,772,745)

(4)

Statistical Data (Unaudited):

	Cablevision Systems Corporation and CSC Holdings, LLC
	At December 31,
	New York Metropolitan Area 2010	Bresnan Cable Service Area 2010(1)	Total 2010	2009	2008	2007	2006
	(in thousands, except per subscriber data)
Revenue Generating Units:
Basic Video Customers(2)	3,008	306	3,314	3,063	3,108	3,123	3,127
Digital Video Customers	2,906	205	3,111	2,893	2,837	2,628	2,447
High-Speed Data Customers	2,653	239	2,892	2,568	2,455	2,282	2,039
Voice Customers	2,138	131	2,269	2,052	1,878	1,592	1,214
Total Revenue Generating Units	10,705	881	11,586	10,576	10,278	9,625	8,827

Total Voice Lines(3)	2,731	148	2,879	2,577	2,300	1,895	1,406

Customer Relationships(4)	3,298	350	3,648	3,314	3,325	3,317	3,300

Homes Passed(5)	4,882	650	5,532	4,829	4,732	4,679	4,562

Penetration:
Basic Video Customers to Homes Passed	61.6%	47.1%	59.9%	63.4%	65.7%	66.8%	68.5%
Digital Customers to Basic Penetration	96.6%	66.9%	93.9%	94.4%	91.3%	84.1%	78.2%
High-Speed Data Customers to Homes Passed	54.3%	36.8%	52.3%	53.2%	51.9%	48.8%	44.7%
Voice Customers to Homes Passed	43.8%	20.2%	41.0%	42.5%	39.7%	34.0%	26.5%

Average Monthly Revenue per Basic Video Customer ("RPS")(6)	$150.68	*	*	$144.03	$134.85	$125.10	$115.30
______________
*	Not meaningful.
(1)	Includes data related to Bresnan Cable which was acquired by the Company on December 14, 2010.
(2)
Basic video customers represent each customer account (set up and segregated by customer name and address), weighted equally and counted as one customer, regardless of size, revenue generated, or number of boxes, units, or outlets.  In calculating the number of customers, the Company counts all customers other than inactive/disconnected customers.  Free accounts are included in the customer counts along with all active accounts, but they are limited to a prescribed group such as current and retired Company employees.  Such accounts are also not entirely free, as they typically generate revenue through pay-per-view or other services for which they must pay.  Free status is not granted to regular customers as a promotion.  The Company counts a bulk commercial customer, such as a hotel, as one customer, and does not count individual room units at that hotel.  In counting bulk residential customers such as an apartment building, the Company counts each subscribing family unit within the building as one customer, but does not count the master account for the entire building as a customer.

(3)	Total lines of voice services for the Telecommunications Services segment.
(4)	Customer relationships represent the number of customers who receive at least one of the Company's services.
(5)
Homes passed represent the estimated number of single residence homes, apartment and condominium units and commercial establishments passed by the cable distribution network in areas serviceable without further extending the transmission lines.

(6)
RPS is calculated by dividing the average monthly U.S. generally accepted accounting principles ("GAAP") revenues for the Telecommunications Services segment, less the revenue attributable to Optimum Lightpath, for the fourth quarter of each year presented by the average number of basic video customers served by our cable television systems for the same period.  For purposes of this calculation, both revenue and average number of basic video customers exclude our Optimum Lightpath operations because Optimum Lightpath's third-party revenues are unrelated to our cable television system customers.

(5)